UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

[ X ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

CHINA VALVES TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)
_______________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

June 1, 2011

Dear Stockholder:

On behalf of the Board of Directors of China Valves Technology, Inc. (the “Company” or “we”), I invite you to attend our 2011 Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	21F Kineer Plaza
226 Jinshui Road
Zhengzhou, Henan Province 450008 People’s Republic of China

On:	July 12, 2011

Time:	9:00 a.m., local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement, the proxy card, and our 2010 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of the Company’s accountants, an advisory vote on executive compensation as disclosed in the enclosed Proxy Statement, an advisory vote on the frequency of future advisory votes on executive compensation, and consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote online or, if you prefer, submit by mail a paper copy of your proxy or vote instruction form, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions before or at the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Valves Technology, Inc. We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact our Investor Relations Department at China Valves Technology, Inc., 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008; Telephone: 011 (86) 371-8612-7222.

Sincerely,

/s/ Jianbao Wang
Jianbao Wang
Chief Executive Officer

CHINA VALVES TECHNOLOGY, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on
July 12, 2011

To the Stockholders of CHINA VALVES TECHNOLOGY, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of China Valves Technology, Inc., a Nevada corporation (the “Company”), will be held on Tuesday, July 12, 2011, at 9:00 a.m., local time, at 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008 for the following purposes:

1.

To elect 5 persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Audit Committee of Frazer Frost LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

3.	To hold an advisory vote on executive compensation as disclosed in these materials;

4.	To hold a an advisory vote on the frequency of future advisory votes on executive compensation; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on June 1, 2011 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof. In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we filed this Proxy Statement with the SEC on June 1, 2011. In accordance with the SEC’s rules, on or before June 1, 2011, we will mail our Notices of Internet Availability of Proxy Materials (and, to the extent required or appropriate, full sets of proxy materials) to the record and beneficial owners of our common stock as of the close of business on the Record Date. In accordance with the SEC’s rules, we will also post all of our proxy materials at the website address(es) specified in our Notices of Internet Availability of Proxy Materials no later than June 1, 2011.

A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Our 2010 Annual Report is part of the full set of our proxy materials, but it is not deemed to be part of the Proxy Statement.

It is important that your shares are represented at the Annual Meeting. We urge you to review the Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via Internet (https://www.iproxydirect.com) or by mail, and prefer to mail. You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

If you plan to attend the meeting, please notify us of your intentions. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials that is being mailed to you and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it. This will enable you to gain admission to the Annual Meeting and vote in person.

By Order of the Board of Directors,
/s/ Siping Fang
Secretary

June 1, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS OF CHINA VALVES TECHNOLOGY, INC.
TO BE HELD ON JULY 12, 2011

The Proxy Statement and the 2010 Annual Report are available online at https://www.iproxydirect.com.

i

TABLE OF CONTENTS
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	i
PROXY STATEMENT	1
INFORMATION CONCERNING SOLICITATION AND VOTING	1
Who May Vote	1
Voting Your Proxy	1
Revoking Your Proxy	2
Solicitation of Proxies	2
Delivery of Proxy Materials to Households	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	3

Security Ownership of Certain Beneficial Owners and Management	3
PROPOSAL 1: ELECTION OF DIRECTORS	5
General Information	5
Substitute Nominees	5
Vacancies	5
Information Regarding the Nominees for Election as Directors	5
Family Relationships	7
Involvement in Certain Legal Proceedings	8
Promoters and Certain Control Persons	8
COMMITTEES OF THE BOARD OF DIRECTORS	8
EXECUTIVE OFFICERS	11
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	12
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	14
EXECUTIVE AND DIRECTOR COMPENSATION	15
Compensation Discussion and Analysis	15
Compensation Philosophy	15
Elements of Compensation	15
Compensation Committee Reports on Executive Compensation	16
Compensation Committee Interlocks and Insider Participation	16
Summary of Compensation Table 2008-2010	17
Summary of Employment Agreements	17
Compensation of Directors 2010	18
Changes in Director Compensation in Fiscal Year 2011	18
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	19
Auditor Fees and Services	19
Pre-Approval Policies and Procedures	19
Vote Required and Board of Directors’ Recommendation	19
PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	20
PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	21

OTHER INFORMATION	22
GENERAL	22
STOCKHOLDER COMMUNICATIONS	22
STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING	22
ANNUAL REPORT ON FORM 10-K	22

CHINA VALVES TECHNOLOGY, INC.
21F Kineer Plaza
226 Jinshui Road
Zhengzhou, Henan Province
People’s Republic of China 450008

PROXY STATEMENT
________________________________

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Valves Technology, Inc., a Nevada corporation (the “Company” or “we”), for the Company’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is to be held at 9:00 a.m., local time, on Tuesday, July 12, 2011, and at any adjournment(s) or postponement(s) thereof, at the principal executive offices of the Company, located at 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008.

The date on which the Proxy Statement and form of proxy card are intended to be sent or made available to stockholders is June 1, 2011.

The purposes of the Annual Meeting are to seek stockholder approval of four proposals: (i) electing five (5) directors to the Board of Directors of the Company (the “Board”); (ii) ratifying the appointment of the Company’s independent registered accountants for fiscal year 2011; (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in these materials; and (iv) a frequency of every three years for future advisory votes on executive compensation. We will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Who May Vote

Only stockholders of record of our Common Stock, par value $0.001 per share (“Common Stock”), as of the close of business on May 20, 2011 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, during office hours, at the executive offices of the Company at 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008, by contacting the Secretary of the Company.

The presence at the Annual Meeting of thirty-three and one-third percent (33-1/3%) of the outstanding shares of Common Stock entitled to vote as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy or voter instructions, even if you abstain as to one or more proposals, or you are present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and outstanding 35,669,654 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Annual Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that is being mailed to you. If you have received printed copies of the proxy materials by mail, or if you request printed copies of the proxy materials by mail by following the instructions on the Notice of Internet Availability of Proxy Materials mailed to you, you can also vote by mail by completing, dating, and signing the proxy or vote instruction form and mailing it in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may submit your vote over the Internet until 11:59pm (EST) on March 7, 2011. If you vote by mail, please be aware that we can recognize your vote only if we receive it by close of business of the second business day before the Annual Meeting.

You may also vote in person at the Annual Meeting. If your shares are held through a broker, trust, bank, or other nominee, please refer to the Notice of Internet Availability of Proxy Materials mailed to you and any other information forwarded to you by such holder of record to obtain a valid proxy from it. You will need to bring this legal proxy with you to the Annual Meeting in order to vote in person.

The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If you are a registered holder and no specific instructions are given the shares will be voted FOR all of the proposals. If you are a beneficial holder (i.e., you hold your shares through a bank or broker), the shares will be voted FOR ratification of PKF as the Company’s independent registered public accounting firm, and will be deemed broker non-votes as to the other proposals. In addition, if other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters. Approval of Proposal 1 (Election of Directors), requires that the five candidates proposed for election as directors at the Annual Meeting be elected by at least a plurality of the votes cast at the Annual Meeting. Approval of Proposal 2 (Ratification of the Selection of Independent Auditors) requires that the number of votes that stockholders cast “for” exceed the votes that stockholders cast “against”. Approval of Proposal 3 (Advisory Vote on Executive Compensation) also requires that the number of votes that stockholders cast “for” exceed the votes that stockholders cast “against”. With respect to Proposal 4 (Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation), the alternative receiving the greatest number of votes — every year, every two years or every three years — will be the frequency that stockholders approve. In counting the votes cast, only those cast as “for” or “against” a matter are included. Please note that you cannot vote “against” a nominee for director, although you may withhold your vote from a nominee. Withheld, abstain and broker non-votes will be counted for purposes of establishing quorum only.

Brokers are permitted, but not required, to use discretionary authority to vote shares on routine matters such as the ratification of the selection of the independent registered public accounting firm, but are not permitted to use discretionary authority to vote shares on non-routine matters including the election of directors, the advisory vote on executive compensation, and the advisory vote on the frequency of an advisory vote on executive compensation.

Stockholders have no cumulative voting rights or dissenter’s or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Revoking Your Proxy

Even if you submit a proxy or voter instructions, you may revoke and change your vote. You may revoke your proxy or voter instructions by submitting a new proxy or voter instructions over the Internet by using the procedure to vote your shares online described in the Notice of Internet Availability of Proxy Materials that you receive. You may also revoke your proxy by mail by requesting a copy be mailed to you, executing a subsequently-dated proxy or vote instruction form, and mailing it in the pre-addressed envelope, which requires no additional postage if mailed in the United States. You may also revoke your proxy by your attendance and voting in person at the Annual Meeting. Mere attendance at the meeting will not revoke a proxy or voter instructions. We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Annual Meeting. You may revoke your vote over the Internet until 11:59pm (EST) on June 20, 2011. If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business of the second business day before the Annual Meeting.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to vote your shares as described above.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2010 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2010 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report, Proxy Statement, and/or Notice of Internet Availability of Proxy Materials at your residence, and would like to receive a separate copy of our Annual Report, Proxy Statement, and Notice of Internet Availability of Proxy Materials for future stockholder meetings of the Company, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to your residence and specify this preference in your request.

If you share an address with at least one other stockholder and currently receive multiple copies of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, and you would like to receive a single copy of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials that is addressed to you and specify this preference in your request.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of the close of business on June 1, 2011 (the “Reference Date”) for: (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each named executive officer, (iii) each of our directors and nominees, and (iv) all of our executive officers and directors as a group:

		Amount & Nature of	Percent of
Name & Address of		Beneficial	Class (2)
Beneficial Owner	Office, if Any	Ownership (1)
	Officers and Directors
Siping Fang	President and Chairman	0	*
Jianbao Wang	Chief Executive Officer	125,000
Gang Wei	Chief Financial Officer	0
Binjie Fang	Chief Operating Officer and Director	0	*
Qizhong Xiang	Chief Technology Officer	0	*
Zhiming Wang	Chief Engineer	0
William Haus	Director	57,500 (3)	*
5700 Henry Cook Blvd. Suite #6333, Plano, TX
75024-4542
Peter Li	Director	47,500 (4)	*
C/O CS China Acquisition Corp.
4100 N. E. Second Avenue, Miami, FL 33137
Zengbiao Yu Director		25,000	*
All officers and directors as a group (9 persons named above)		255,000	*
	5% Securities Holder
Bin Li		12,583,032	34.31%
1165 Rugglestone Way, Duluth, GA 30097
SAM Sustainable Asset Management Ltd.		2,904,121	7.92%
Bin Fang		2,275,000	6.20%

*	Less than 1%.

**

Unless otherwise indicated, the address of each of the persons is in the care of China Valves Technology, Inc., 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008.

1 A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days of the Reference Date (such as through exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner, subject to applicable community property laws. None of the shares shown in the table for our directors and executive officers are pledged as security.

2 For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of the Reference Date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

3 Includes 27,500 shares of common stock issuable upon the exercise of vested stock options granted to Mr. Haus.

4 Includes 22,500 shares of common stock issuable upon the exercise of vested stock options granted to Mr. Li.

PROPOSAL 1
ELECTION OF DIRECTORS

General Information

Our amended and restated by-laws provide that the number of our directors shall be fixed as the Board of Directors may from time to time designate. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. The Board currently consists of five members, all of whom are standing for re-election. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to our Board of Directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified. Although our directors have no reason to believe that the nominees will decline or be unable to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by our Board of Directors.

Substitute Nominees

If, at the time of or before the Annual Meeting, any nominee is unable to be a candidate when the election occurs, or otherwise declines to serve, the persons named as proxies may use the discretionary authority provided to them in the proxy to vote for a substitute nominee designated by the Board. At this time, we do not anticipate any nominee will be unable to be a candidate for election or will otherwise decline to serve.

Vacancies

Under our bylaws, the Board has the authority to fill any vacancies that arise, including vacancies created by an increase in the number of directors or vacancies created by the resignation of a director. Any nominee so elected and appointed by the Board would hold office for the remainder of the term of office of all directors, which term expires annually at our annual meeting of stockholders.

Information Regarding the Nominees for Election as Directors

The following table sets forth a brief biographical description of each of our nominees for election as directors, all of whom currently serve as our directors. This description includes the principal occupation of and other directorships held by each director for at least the past five years, if any, as well as the specific experience, qualifications, attributes and skills that led to the conclusion that each director should serve as a member of the Board of Directors. This information is as of April 20, 2011 and is based on information furnished to us by the nominees.

Name	Age	Biographical Description
Siping Fang	58

Mr. Fang has over 20 years’ of experience in the valve industry. In 2001, Mr. Fang established Zhengzhou City Zhengdie Valve Co., Ltd., or ZD Valve and was appointed as President and CEO of that company. In 2003, Mr. Fang acquired state- owned enterprise Kaifeng High Pressure Valve Co., Ltd. and was appointed as President and CEO of the company. Mr. Fang has been responsible for making strategic decisions on major corporate issues and directing the operations and market expansion of both companies. In 2007, Mr. Fang became our CEO after the reverse acquisition of China Valve Samoa. He resigned as our CEO on October 8, 2010 and has continued in his role as Chairman of the Board.

Mr. Fang possesses particular knowledge and experience in the valve industry that strengthen the Board’s collective qualifications, skills, and experience. His demonstrated capabilities in leading, growing and guiding our Company provide the Board with a key understanding of the Company, its culture, its personnel, and its strengths and weaknesses. These capabilities combined with his prior business and managerial experience strengthen the Board’s collective qualifications, skills, and experience and make him qualified to lead the Company’s Board.

Binjie Fang	38

Mr. Fang was appointed as a director and became the Chief Operating Officer of the Company in 2007. Between September 1995 and January 2005, he was the head of the operations and human resource departments of ZD Valve. His major responsibilities included managing daily operations and human resource related issues. From January 2005 to the present, Mr. Fang has been the general manager of ZD Valve. His major responsibilities include supervising company operations in various aspects and managing marketing and business development activities. Mr. Fang possesses significant knowledge and experience in the valve industry. His knowledge and experience strengthens the Board’s collective qualifications, skills, and experience.

Zengbiao Yu	56

Mr. Yu has been working as a professor and a Ph.D. tutor for Tsinghua University since 1999. Mr. Yu is currently the vice president of Management Accounting Section of Accounting Society of China, director of Chinese Costing Association, independent director of Zhongyuan Special Steel Co., Ltd. and CNHTC Jinan Truck Co.,Ltd . In addition, he is a member of Editorial Advisory and Review Board of the IMA Educational Case Journal in U.S.A. Mr. Yu had been educated jointly by the University of Illinois at Urbana-Champaign (UIUC) and Xiamen University (XU), and received his doctorate from XU in 1993. He had been the Dean of Business School and Head of Accounting Department of Hebei University for more than 3 years. He was awarded “Certificates of High Attainment” from UIUC in 1991 and recognized as an “outstanding accountant” by the Ministry of Finance of PRC in 1995. He is author of more than 80 papers and 10 books on financial and managerial accounting.

Mr. Yu possesses extensive knowledge and experience in accounting and finance. Mr. Yu’s background, knowledge and achievements bring important value to the Board, as well as to the Audit Committee, and strengthens the Board’s collective qualifications, skills, and experience.

Peter Li	47

Peter Li brings more than 15 years experience of corporate financial management, investor relationship management, corporate strategy and internal controls. Peter Li is the CFO of Hollysis Automation Technologies Ltd. (NASDAQ: HOLI) since February 2009. Since August 2008, Mr. Li has been a co-founder and director of CS China Acquisition Corp., an OTCBB listed company engaged in seeking a business combination with a Chinese operating company. Since June 2008, he has also been an independent director and audit committee chairman for Yuhe International Inc., an OTCBB listed company in the broiler breeding business in China. Mr. Li is also a senior advisor to Yucheng Technologies, Ltd., a leading IT service provider to the banking industry in China. Between October 2004 and November 2006, Mr. Li was the CFO of Beijing Sihitech Technology Co. which merged to form Yucheng Technologies, Ltd. Prior to his tenure at Beijing Sihitech Technology Co., Mr. Li worked in corporate financial management with various companies, including the role of Internal Controller at Lenovo. Mr. Li graduated from Beijing Foreign Studies University with a B.A. and received a Master of Education from the University of Toronto. Mr. Li is a Certified General Accountant in Ontario, Canada

Mr. Li’s vast experience has provided him with in-depth knowledge of publicly listed companies in the United States. He also brings an understanding of investor relations, SEC reporting, and the perspective of the investment community. Mr. Li’s knowledge and other professional experience have given him particular knowledge and experience that strengthen the Board’s collective qualifications, skills, and experience.

William Haus	47

Mr. William Haus has extensive experience in business and finance for public companies as well as China-based companies. Mr. Haus is currently General Partner of Haus Capital Fund, a small investment partnership. From March to July 2010, Mr. Haus was a Senior Partner with Halter Financial Group in its Shanghai, China office. From August 2008 to February 2010, Mr. Haus was Chief Executive Officer and director of CS China Acquisition Corporation, a Special Purpose Acquisition Corporation (SPAC) created to effect a business combination with a China-based private company which it did successfully on February 2, 2010. From September 2005 to May 2008, Mr. Haus was an Analyst for The Pinnacle Fund & the Pinnacle China Fund, both of which are hedge funds focused on investment opportunities in the United States and China. From March 2000 to September 2005, Mr. Haus was an Equity Research Analyst covering both the Healthcare Information Technology and Pharmaceutical Outsourcing industries for two securities brokerage firms. Mr. Haus graduated from the State University of New York College at Fredonia with a B.S. in Business Administration and a B.A. in Economics and received a Master of Business Administration in Finance from Boston University. Mr. Haus is a Chartered Financial Analyst (CFA) and member of the CFA Institute.

Each of our director nominees has an established record of professional accomplishment in his chosen field, the ability to contribute positively to the collaborative culture among our Board members, and professional and personal experiences and expertise that are valuable to our company. These directors help develop and continue to oversee the long-term strategy, management structure, and corporate governance programs that are in place today, and they provide a strong measure of stability and continuity to our company. In light of our corporate structure and business, we believe that this stability positively impacts our performance.

Independence and Composition

The NASDAQ listing standards require that a majority of our Board be “independent” directors, as defined in the NASDAQ listing standards. The Board, upon the unanimous recommendation of the Corporate Governance and Nominating Committee, has determined that Messrs. Li, Haus and Yu, representing a majority of our Board, are “independent” as defined in the NASDAQ listing standards. The Board made its determination based on information furnished by all directors regarding their relationships with the Company and third parties as well as research conducted by management.

Stockholder Communication with the Board

We believe that it is important for our stockholders to be able to communicate their concerns to our Board. Stockholders may correspond with any director, committee member, or the Board of Directors generally by writing to the following address: China Valves Technology, Inc., 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008, Attention: Siping Fang. Please specify to whom your correspondence should be directed. All correspondence will be forwarded to the relevant director, committee member, or the full Board of Directors, as indicated in your correspondence.

Director Attendance at Annual Meeting of Stockholders

Our directors are encouraged to attend annual meetings of stockholders, but we do not have a formal policy requiring them to do so.

Code of Ethics

On September 9, 2009, our Board adopted a new Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The new Code of Ethics replaces our prior Code of Ethics that applied only to our principal executive officer, principal financial officer, principal accounting officer or controller and any person who performed similar functions. Our Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics can be found on our website www.cvalve.com.

We are required to disclose any amendment to, or waiver from, a provision of our Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure, as permitted by applicable SEC rules. Any such disclosure will be posted to our website within four business days following the date of any such amendment to, or waiver from, a provision of our Code of Ethics.

The Board’s Role in Risk Oversight

The Board of Directors has oversight responsibility of the processes established by management to report and monitor systems for material risks applicable to the Company. In addition, the Board considers the risks inherent in our corporate strategy and offers insight to management relating to risk. At Board meetings, the Board considers strategic risks and opportunities as well as risks to the Company’s reputation and reviews risks related to the sustainability of its operations together with management’s input. Each committee of the Board monitors the risks associated with their areas of responsibility and consults with the rest of the Board regarding any risks relevant to their area of responsibility. It is management’s responsibility, however, to manage day-to-day risk and bring to the Board of Directors’ attention the most material risks to the Company.

Board Leadership Structure

Mr. Fang is our Chairman. During Board meetings when Mr. Fang is present, he leads the Board.

The lead independent director position is determined by the issues to be discussed by the independent members of the Board and is lead by the relevant Chairman of the committee. Independent members of the Board met in executive session twice during 2010. Mr. Peter Li, as Chairman of the Audit Committee, was the lead director during the executive session.

Attendance at Board and Committee Meetings

Our directors are expected to attend Board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting. The Board held four meetings during 2010 and no director missed a meeting of the Board.

Family Relationships

Mr. Binjie Fang is the son of Mr. Siping Fang. Other than otherwise disclosed, there are no other family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

  been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

  had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

  been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

  been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

  been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

  been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has determined that each member of all our Committees are independent as director independence is specifically defined with respect to such members under the NASDAQ listing standards and applicable SEC rules and regulations. A copy of the charters for the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee is available both at the “Investors” section of the Company’s website located at www.cvalve.com and in print to any stockholder who requests it.

Audit Committee. The Audit Committee, which consists of Messrs. Li (chairman), Haus, and Yu, s primarily responsible for reviewing the services performed by our independent auditors, evaluating our accounting policies and our system of internal controls. Mr. Li serves as our audit committee financial expert as that term is defined by the applicable SEC rules. The Audit Committee held two meetings during 2010.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee, which consists of Messrs. Yu (chairman), Haus, and Li, oversees all aspects regarding the nominating of directors and setting policies and procedures for the nomination of directors. The Corporate Governance and Nominating Committee is also responsible for overseeing the creation and implementation of our corporate governance policies and procedures.. The Corporate Governance and Nominating Committee held two meetings during 2010.

Our Corporate Governance and Nominating Committee endeavors to identify individuals to serve on the Board who have expertise that is useful to us and complementary to the background, skills, and experience of other Board members. The Nominating/Governance Committee’s consideration of candidates for membership on the Board may include such factors as (a) the skills of each member of the Board, including each director’s business and management experience, accounting experience, and understanding of corporate governance regulations and public policy matters; (b) the characteristics of each member of the Board, which may include leadership abilities, sound business judgment, and independence; and (c) the general composition of the Board, which may include public company experience of the directors. The principal qualification for a director is the ability to act in the best interests of the Company and its stockholders. Each of the candidates for director named in this proxy statement have been recommended by the Corporate Governance and Nominating Committee and approved by the Board of Directors for inclusion on the attached proxy card.

Board Diversity. The Company does not have a specific policy on diversity relating to the selection of nominees for the Board, but the Board believes that while diversity and a variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin, sexual orientation, or identity. In selecting a director nominee, the Corporate Governance and Nominating Committee focuses on diversity in the broadest sense, considering, among other things, skills, expertise, or background that would complement our existing Board taking into account the Company’s business and industry.

Stockholder Nominees. The Corporate Governance and Nominating Committee also considers director nominees recommended by stockholders. See the section of this proxy statement titled, “Deadline for Stockholder Proposals,” for a description of how stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting should do so. The Corporate Governance and Nominating Committee evaluates director candidates recommended by stockholders in the same manner as it evaluates director candidates recommended by our directors, management, or employees.

Compensation Committee

General. The Compensation Committee consists of Messrs. Haus (chairman), Yu, and Li. The Compensation Committee held one meeting during 2010. The Compensation Committee is primarily responsible for reviewing and approving our compensation and benefit policies, including compensation of executive officers. When determining executive compensation, the Compensation Committee typically reviews the following materials, among others:

  Financial reports on year-to-date performance versus budget and compared to prior year performance.

  Calculations and reports on levels of achievement of individual and corporate performance objectives.

  Reports on the Company’s strategic objectives and budget for future periods.

  Information on the executive officers’ stock ownership and option holdings.

  Peer companies’ information regarding compensation programs and compensation levels.

These materials may also be reviewed during regular Board of Directors meetings.

Role of the Compensation Committee. The Compensation Committee is responsible for (i) overseeing the determination, implementation, and administration of the remuneration (including compensation, benefits, bonuses, and perquisites) of all directors and executive officers of the Company, (ii) reviewing and approving all equity compensation to be paid to other Company employees, and (iii) administering the Company’s equity-based compensation plans, although the Company does not currently have any such plans. Our compensation program and policies are designed to help us attract, motivate, and retain executives of outstanding ability and align the interests of key leadership with the long-term interests of the Company’s stockholders in order to maximize the return to stockholders.

Management’s Role in the Compensation-Setting Process. Management plays a role in the compensation-setting process. The most significant aspects of management’s role are:

  evaluating employee performance;

  establishing business performance targets and objectives; and

  recommending salary levels and any equity awards.

The Chief Executive Officer works with the Compensation Committee to provide:

  background information regarding the Company’s strategic objectives;

  his evaluation of the performance of the senior executive officers; and

  compensation recommendations as to senior executive officers (other than himself).

Although our Chief Executive Officer may recommend to the Compensation Committee the compensation package and awards to our executive officers, the Compensation Committee approves the compensation packages and also grants all awards to executive officers. The Company does not currently have a stock option or other equity incentive plan.

Role of Compensation Consultants. The Compensation Committee may retain a compensation consultant from time to time to assist the Compensation Committee in researching and evaluating executive officer and director compensation and compensation programs. The Compensation Committee did not engage any independent compensation consultants in 2010.

Delegation of Authority. The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee in order to determine or administer the compensation to the Company’s executive officers and/or directors.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, a plurality of the votes cast at the annual meeting of stockholders by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES PREVIOUSLY NAMED.

EXECUTIVE OFFICERS

NAME	AGE	POSITION
Jianbao Wang	41	Chief Executive Officer
Gang Wei	37	Chief Financial Officer
Qizhong Xiang	62	Chief Technology Officer
Binjie Fang	37	Chief Operating Officer and Director

The background for Messrs. Wang, Wei and Xiang is set forth below. The background of Mr. Fang is described above at “Proposal 1—Election of Directors.”

Jianbao Wang, Chief Executive Officer

Mr. Wang was appointed as our CEO on October 8, 2010. Mr. Wang has been General Manager of the Company since July 2009 and has played an integral part in completing and integrating three acquisitions for the Company, as well as improving the Company's management and business processes. Prior to working for the Company, between August 2007 and June 2009 Mr. Wang served as President of the Asia Pacific Region at Globe Turbocharger Specialties Inc., the exclusive global Original Equipment Manufacturer for ALCO turbochargers and parts, where he, among other accomplishments, developed the company's supply chain and sales force in Asia. From July 2002 to August 2007, Mr. Wang served as International Purchasing Manager of the Asia Pacific Region for KSB AG, a German public company, for which he established three Greenfield operations in Dalian, Shanghai and Zhengjiang, formed the company's regional purchasing office and reorganized procurement flow.

Before that, Mr. Wang had approximately ten years of work experience at Siemens Pump and Compressor Co. Ltd. and Changzhou Electric Traction Motor Works ("CETMW"), of which he spent a year and a half at the headquarters of Pakistan Railway as chief representative for CETMW. Mr. Wang received his bachelor's degree majoring in hydraulic and pneumatic technology from Xi'an Jiaotong University in July 1992 and received a diploma majoring in executive commerce and management from Nanjing University of Science and Technology in January 1999. Mr. Wang completed his EMBA program and received a master's degree from the Cheung Kong Graduate School of Business in August 2010.

Gang Wei, Chief Financial Officer

Mr. Wei was appointed as our CFO on December 16, 2010. Mr. Wei was Chief Financial Advisor of State Grid International Development Limited from February 2010 to December 2010, which is a subsidiary of State Grid Corporation of China, where he served as a key management member to help State Grid acquire transmission business at Brazil and copper mining business at Chile. He was also responsible for financial reporting, financial planning and analysis, budgeting and treasury management. From September 2007 to February 2010, Mr. Wei was European Regional Controller and Treasury Accounting Manager for EMEA and America of Brambles Limited at London, a global business service group headquartered in Sydney, Australia that operates in over 45 countries and is listed on the ASX under the ticker symbol BRB. Among other responsibilities, he managed the financial reporting and financial control function for a number of entities located in the region. He was also responsible for performance management, treasury management and risk control. From June 2005 to September 2007, Mr. Wei served as Senior Group Accountant and Senior Accounting Manager at Kazakhmys PLC, a FTSE 100 company headquartered in London that operates in mining, natural resources, energy and manufacturing. From February 2001 to September 2002, Mr. Wei was Chief Financial Officer of Coastal Industrial Group. Between November 1997 and January 2001, Mr. Wei worked as Finance Manager for China Laurel Group. Mr. Wei earned a doctorate degree in Finance from Cardiff Business School of Cardiff University in the UK. He is a member of CPA of China Mainland and Hong Kong, fellow member of ACCA, and charter holder of CFA.

Qizhong Xiang, Chief Technology Officer

Since 1998, Mr. Xiang has been working in various positions for the Company’s subsidiary ZD Valve as a valve engineer, vice president of marketing and director of research and development. Prior to joining the Company, Mr. Xiang was a valve engineer for Hong Cheng Co. Ltd.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“10% Stockholders”), to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Stockholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports filed with the SEC and written representations of our directors and executive offers, we believe that all persons subject to reporting filed the required reports on time in fiscal year 2010, except as follows: (i) a late Form 3 report filed by Mr. Jianbao Wang on May 17, 2011 to report his appointment as chief executive officer; and (ii) a late Form 3 report filed by Mr. Gang Wei on March 4, 2011 to report his appointment as chief financial officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following includes a summary of transactions since the beginning of 2010, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds $120,000, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation” ). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were no less favorable to the Company than the terms available or the amounts that would be paid or received, as applicable, in arm's-length transactions.

The Company had the following significant related party transactions as of December 31, 2010 and 2009, respectively:

	December 31,	December 31,
	2010	2009
Accounts Receivable – related party; receivable from Zhengzhou Tonghai Trade	$200,185	$-
Other receivable – related party: receivable from Zhengzhou Tonghai Trade, unsecured, interest- free.	152,179	-
Purchase deposit – related party, Kaifeng Valve	917,202	385,066
Accounts payable – related party	(2,382,906)	-
Other payable - related parties: cash advance from officers, unsecured, interest-free, due upon demand	(1,899,627)	(1,891,870)
Total	$(3,012,967)	$(1,506,804)

The Company purchases raw material, such as castings, from Kaifeng High Pressure Valve Steel Casting Limited Liabilities Company (the “Casting Company”). Total raw material purchase from related party amounted to $12,384,382 and $4,401,499 for the years ended December 31, 2010 and 2009, respectively. Total valve sales to the Casting Company amounted for $168,566 and $0 for the years ended December 31, 2010 and 2009, respectively.

The Company also makes finished goods purchases and sales to/from a related party -Zhengzhou Tonghai Trade Co., Ltd, which is established by a sales officer of the Company. Total valve purchases from Zhengzhou Tonghai Trade Co., Ltd amounted to $4,614,791 and $25,762 for the years ended December 31, 2010 and 2009, respectively. Total valve sales to Zhengzhou Tonghai Trade Co., Ltd amounted to $473,108 and $0 for the years ended December 31, 2010 and 2009, respectively.

Our subsidiary ZD Valve, leased its manufacturing plant and office space from ZhengZhou Cheng Long Corporation, a related party. ZD Valve made leasehold improvements to its leased manufacturing plant in the amount of $615,260, which is used as rental payments for the following two years. As of December 31, 2010, prepaid rental of $254,760 remains to be amortized as rental expense.

Our Code of Business Ethics and Conduct provides a number of specific procedures, requirements, and prohibitions relating to related party transactions. It prohibits directors, officers and employees from accepting simultaneous employment with a Company supplier, customer, developer, or competitor, or from taking part in any activity that enhances or supports a competitor’s position. All directors, officers and employees must disclose to the Company any interest that may conflict with the Company. A director, officer and employee may accept a position as a director of another company only if he or she obtains approval from the Board of Directors; the other company does not compete with the Company; and any compensation received in this capacity is commensurate with its responsibilities.

Our Code of Business Ethics and Conduct generally requires directors, officers, and employees of the Company to avoid conducting Company business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant manner. Where a Company director, officer or employee believes that such a transaction is unavoidable, he or she must fully disclose it to the Company’s Chief Executive Officer. If the Chief Executive Officer deems it material to the Company, the Nominating and Corporate Governance Committee must review and provide advance written approval for such transactions. The Board subsequently re-assigned part of this responsibility to the Audit Committee pursuant to the Audit Committee Charter. The most significant related party transactions, especially those involving the Company’s directors or executive officers, must be reviewed and approved in writing in advance by the Company’s Board of Directors. The Board also delegated part of this function to the Audit Committee under the Audit Committee Charter, as explained above. The Company must report all such material related party transactions under applicable accounting rules, federal securities laws, SEC rules and regulations, and securities market rules. Any dealings with a related party must be conducted in such a way that no preferential treatment is given.

In addition, our Code of Business Ethics and Conduct discourages the employment of relatives and significant others in positions or assignments within the same department and prohibits the employment of such persons in positions that have influence (e.g., an auditing or control relationship, or a supervisor/subordinate relationship). The Human Resources Department of the Company is primarily responsible for administering this aspect of our related party transactions policy. If any covered relationship develops or exists between two employees, the senior employee must advise his or her supervisor. The Company may separate the employees either by reassignment or termination, if necessary.

Our Code of Business Ethics and Conduct permits waivers of the above policies and procedures as to directors or executive officers only if they are approved in writing by the Board of Directors and promptly disclosed. Any waiver with respect to any employee, agent orcontractor must be approved in writing by the Company’s Law Affairs Department. Under its Charter, our Nominating and Corporate Governance Committee is also responsible for reviewing requests for any waivers and recommending to the Board whether a particular request should be granted.

Any type of related party transaction not expressly covered by the above policies and procedures is subject to the review and approval of our Board of Directors.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The Audit Committee of the Company’s Board of Directors is composed of Messrs. Li (Chairman), Haus, and Yu. The Board has determined that (i) each member of our Audit Committee is “independent” as defined under the NASDAQ listing standards and applicable SEC rules and regulations (ii) each member of our Audit Committee meets the audit committee composition requirements in the NASDAQ listing standards and (iii) Mr. Li qualifies as an “audit committee financial expert” as defined in applicable SEC rules and regulations.

In accordance with a written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for overseeing the quality and integrity of the Company’s financial reporting processes, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The Audit Committee reviews and reassesses the adequacy of the charter on a regular basis, and at least annually. The Audit Committee Charter is available through Company’s website located at www.cvalve.com and in print to any stockholder who requests it.

Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with GAAP and issuing a report on those consolidated financial statements and issuing a report on internal controls over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes. In fulfilling its responsibilities set forth in the Audit Committee Charter, the Committee has accomplished, among other things, the following:

  it has reviewed and discussed the audited financial statements for 2010 with management.

  it has discussed with its independent registered public accounting firm, Frazer Frost LLP, the matters required to be discussed by Statements on Auditing Standards No. 61, Communications with Audit Committees (SAS 61), as amended and adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

  it has received from Frazer Frost LLP, written disclosures and the letter required by applicable PCAOB rules regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

  it has discussed with Frazer Frost LLP its independence from us.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Peter Li, Chairman
William Haus
Zengbiao Yu

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE AND DIRECTOR COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Our executive compensation philosophy is to align the interests of executive management with stockholder interests and with our business strategy and success through an integrated executive compensation program that considers short-term performance, the achievement of long-term strategic goals and growth in total stockholder value. The key elements of our executive compensation philosophy are competitive base salary, annual incentive opportunities and equity participation. Our aggregate compensation package is designed to attract and retain individuals critical to the long-term success of the Company, to motivate these persons to perform at their highest levels, and to reward exceptional performance.

The compensation of our executive officers is determined by the Compensation Committee of the Board, except that the entire Board makes the final determination as to the compensation of our Chief Executive Officer. The Chief Executive Officer reviews and revises compensation proposals prepared by Human Resources and presents his recommendations to the Compensation Committee for the Committee’s ultimate review and approval. The Chief Executive Officer does not participate in Compensation Committee meetings and is not involved in decisions relating to his own compensation.

Elements of Compensation

We pay each of our named executive officers a base annual salary. Bonuses and equity incentives may also be provided to supplement base salary. The criteria for determining each of these components of compensation is described below. We do not provide retirement benefits and only minimal perquisites except as described below.

Base Salary. Base salary levels for executive officers are set forth in their individual employment agreements, and are reflected in the Summary Compensation Table below under the heading “Executive Compensation”. The Compensation Committee considered the total compensation paid by other manufacturing companies in Shenzhen, China to persons holding equivalent positions in setting base salary levels. However, the Compensation Committee did not conduct a peer group compensation analysis or target any particular compensation level in establishing the base salaries for named executive officers.

The Compensation Committee believes that any increases in base salary should be based upon a favorable evaluation of individual performance relative to individual goals, the functioning of the executive’s team within the corporate structure, success in furthering corporate strategy and goals, individual management skills and responsibilities, demonstrated loyalty, and the Company’s commitment to attract and retain executives. We expect that our Compensation Committee will reward superior individual and company performance with commensurate cash and other compensation. Salary will next be reviewed when the Compensation Committee deems appropriate, but the Compensation Committee will not review salary more frequently than on an annual basis.

Bonuses. Executives are eligible to receive a discretionary bonus pursuant to the terms of their respective employment agreements. However, in fiscal 2010 we did not set any performance targets and no discretionary bonuses were paid. If our Compensation Committee determines to do so in the future, bonuses may be paid on an ad hoc basis to recognize superior performance. If the Compensation Committee determines to provide bonus compensation as a regular part of our executive compensation package, it will establish performance goals for each of the executive officers and maximum bonuses that may be earned upon attainment of such performance goals. Some of the components of our key performance appraisal index that we may use to consider in establishing these performance goals include the following: internal control improvement, cash flow (accounts receivable, inventory, accounts payable); sales (revenue, accounts receivables collection, gross profit, customer credit management and goods delivery management); costs and expenses (financial costs, manufacturing costs, general and administrative expenses, sales and marketing expenses, research and development costs); and capital expenditures.

Equity Incentives. Named executive officers are eligible for equity awards in the form of restricted stock. Equity awards are granted at the discretion of the Compensation Committee. The size of an award to any individual, including named executive officers, depends in part on individual performance, including the components of our key performance appraisal index described above and any other indicators of the impact that such employee’s productivity may have on stockholder value over time. Other factors include salary level and competitive data. In addition, in determining the number of stock options or shares of restricted stock granted to each named executive officer, the Compensation Committee considers the future benefits potentially available to the named executive officers from existing awards. The number of options or restricted shares granted depend in part on the total number of unvested options and restricted shares deemed necessary to provide an incentive to that individual to remain with the Company for the long-term.

We seek to further align management and stockholder interests by giving to executives an equity interest in our company, the value of which depends upon stock performance. The Committee believes that using restricted stock as part of the overall equity awards program better aligns the interest of management and stockholders as restricted stock closely replicates the economic characteristics of capital stock. No grants of restricted stock were made to any of our named executive officers during fiscal year 2010.

Retirement Benefits. Currently, we do not provide any company-sponsored retirement benefits or deferred compensation programs to any employee, including the named executive officers (other than a mandatory state pension scheme in which all of our employees in China participate) because it is not customary to provide such benefits and programs in China.

Perquisites. Historically, we have provided our named executive officers with minimal perquisites and other personal benefits that we believe are reasonable, such as company car-related benefits. We do not view perquisites as a significant element of compensation, but do believe they can be useful in attracting, motivating and retaining the executive talent for which we compete.

For a description of our executive officers’ employment agreements, please see “Executive Compensation – Summary of Employment Agreements”.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following report has been submitted by the Compensation Committee of our Board of Directors:

The Compensation Committee of our Board of Directors has reviewed and discussed our Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our definitive proxy statement on Schedule 14A for our 2011 annual meeting, which is incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, each as filed with the Commission.

Compensation Committee of the Board of Directors

Respectfully submitted,
William Haus, Chairman
Zengbiao Yu
Peter Li

The foregoing Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Compensation Committee report by reference therein.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee members whose names appear on the Compensation Committee Report above were committee members during all of 2010. No one who served on the Compensation Committee at any time during 2010 is or has been an executive officer of our company or had any relationships requiring disclosure by us under the Commission’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during the fiscal year ended December 31, 2010.

SUMMARY COMPENSATION TABLE — 2008 – 2010

The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to our Named Executive Officers.

						Non-Equity
						Incentive	Nonqualified
					Option	Plan	Deferred	All other
		Salary	Bonus	Stock Awards	Awards	Compensation	Compensation	Compensation
Name and Principal Position	Year	($)	($)	($)	($)(1)	($)	Earnings ($)	($)	Total ($)
Siping Fang (1)	2010	100,000	—	—	—	—	—	—	100,000
Chairman	2009	100,000	—	—	—	—	—	—	100,000
	2008	100,000	—	—	—	—	—	—	100,000
Jianbao Wang (2)	2010	147,600	—	—	—	—	—	—	147,600
Chief Executive Officer	2009	73,305	—	—	—	—	—	—	73,305
	2008		—	—	—	—	—	—
Gang Wei (3)	2010	—	—	—	—	—	—	—	—
Chief Financial Officer	2009	—	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—	—
Renrui Tang (4)	2010
Vice President of Finance	2009
	2008

(1)	Does not include 12,583,032 shares currently owned by Bin Li, which shares are subject to the Earn-In Agreement between Bin Li and Siping Fang. Pursuant to the Earn-In Agreement, Mr. Fang obtained the right and option to re-acquire the shares from Mr. Li . Mr. Fang resigned as the CEO on October 8, 2010.

(2)	Mr. Wang was appointed as the CEO on October 8, 2010.

(3)	Mr. Wei was appointed as the CFO on December 16, 2010 and formally joined the Company on January 1, 2011.

(4)	Mr. Tang resigned as the CFO on December 16, 2010.

Summary of Employment Agreements

The base salary shown in the Summary Compensation Table is described in each named executive officer’s respective employment agreement. The material terms of those employment agreements are summarized below.

On October 11, 2010, the Company and Mr. Wang entered into an employment agreement ("Wang Employment Agreement"), which is effective as of October 11, 2010 (the "Effective Date"). Wang Employment Agreement provides, among other things, that Mr. Wang’s base salary will be RMB 1,000,000 (approximately $ 149,869) per year (the "Base Salary"). The term of Mr. Wang’s employment is three years (the “Initial Term”). Wang Employment Agreement contains covenants prohibiting Mr. Wang from competing with the Company during the Initial Term and for two years after the Initial Term. Wang Employment Agreement also prohibits Mr. Wang from disclosing any confidential information of the Company.

On December 16, 2010, the Company and Mr. Wei entered into an employment agreement ("Wei Employment Agreement"), which is effective as of December 16, 2010 (the “Effective Date”) and will expire on December 16, 2015 (the “Employment Period”). Wei Employment Agreement provides, among other things, that Mr. Wei's base salary will be RMB75,000 per month (approximately $11,232). Additionally, within three months of the Effective Date, upon approval of the board of directors of the Company, the Company will grant Mr. Wei options to purchase 500,000 shares of the Company's common stock at the price of $10.31 per share. Mr. Wei may exercise options to purchase 260,000 shares on the first anniversary of his employment with the Company, and 30,000 share every three months after the first anniversary. Wei Employment Agreement contains covenants prohibiting Mr. Wei from competing with the Company during the Employment Period and for three years after the Employment Period. Wei Employment Agreement also prohibits Mr. Wei from disclosing any confidential information of the Company.

Restricted Stock Grant in 2011

On May 9, 2011, the Compensation Committee approved the grant of restricted stock to certain officers of the Company. On May 16, 2011, the Company entered into a restricted stock grant agreement (the “Restricted Stock Grant Agreement”) with each of the officers.

Pursuant to the Restricted Stock Grant Agreement, the Company granted 500,000 shares of restricted stock to Mr. Jianbao Wang, the Company’s Chief Executive Officer, 250,000 shares to Mr. Gang Wei, the Company’s Chief Financial Officer, and 125,000 shares to Mr. Renrui Tang, the Company’s Vice President of Finance. 125,000 shares of Mr. Wang’s restricted stock will vest immediately. The remaining shares will vest in three equal installments (or 125,000 shares each installment) over a three-year period starting from January 1, 2012 subject to the criteria set forth therein. The first installment will vest on January 1, 2012 after the Company has changed its auditor and has made improvement in its internal control or upon approval by the Board and the Compensation Committee. The Compensation Committee will determine the criteria upon which the vesting of the second and third installments will be based. The restricted stock for Mr. Wei and Mr. Tang will vest in three equal annual installments over a three-year period starting from January 1, 2012 subject to the criteria set forth therein. The first installment will vest on January 1, 2012 after the Company has changed its auditor and has made improvement in its internal control or upon approval by the Board and the Compensation Committee. The Compensation Committee will determine the criteria upon which the vesting of the second and third installments will be based.

Compensation of Directors – 2010

	Fees Earned or	Stock	Option
Name	Paid in Cash	Awards	Awards	Total
Zengbiao Yu	$24,167	N/A	N/A	$24,167
Siping Fang	N/A	N/A	N/A	N/A
Binjie Fang	N/A	N/A	N/A	N/A
Peter Li	$20,000	N/A	N/A	$20,000
William Haus	$30,000	N/A	N/A	$30,000

Zengbiao Yu was appointed director effective as of January 30, 2008. We entered into an independent director indemnification agreement with Zengbiao Yu, pursuant to which he is entitled to $17,000, as annual compensation for the services to be provided as an independent director, and as chairperson of various board committees, as applicable. Under the terms of the indemnification agreement, we agreed to indemnify the independent director against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the independent director in connection with any proceeding if the independent director acted in good faith and in our best interests. It is our practice to reimburse our directors for reasonable travel expenses related to attendance at board of directors and committee meetings.

On November 22, 2008, the Company appointed Peter Li and William Haus as new directors of the Company to fill the vacancies created by Huifeng Chen and Renrui Tang’s resignations from the board on the same day. We entered into separate independent director agreements with Peter Li and William Haus.

Mr. Li’s agreement was effective as of November 22, 2008 for a term of two years. Under the terms of Mr. Li’s agreement, the Company agreed to pay Mr. Li a monthly fee of $1,000, as compensation for the services to be provided by him as a director of the Company. The Company also agreed to grant a non-qualified stock option to Mr. Li for the purchase of 22,500 shares of common stock of the Company at an exercise price of $8.00. One third of the options (or 7,500 shares) will vest on November 22, 2009. The remaining options will vest in eight equal quarterly installments (or 1,875 shares each installment) over a two-year period in every quarter after November 22, 2009. The stock option expires in five years. Mr. Li’s agreement also contains customary confidentiality and non-compete provisions.

The agreement with Mr. Haus became effective on December 1, 2008 and was revised on June 29, 2009. Under the terms of Mr. Haus’ agreement, the Company agreed to pay Mr. Haus a monthly fee of $2,000, as compensation for the services to be provided by him as a director of the Company. The Company also agreed to grant 5,000 shares of common stock to Mr. Haus on June 29, 2009. On June 29, 2009, the Company agreed to grant a non-qualified stock option to Mr. Haus for the purchase of 27,500 shares of common stock of the Company at an exercise price of $6.00. The stock option expires on June 28, 2014. Mr. Haus’ agreement also contains customary confidentiality and non-compete provisions.

On October 8, 2010, the Compensation Committee and the Board approved to increase the compensation for Mr. Li, Mr. Yu and Mr. Haus to $5,000 a month.

The stock options granted to Mr. Li and Mr. Haus have not yet been exercised as of December 31, 2010. The restricted common shares granted to Mr. Haus was issued on February 2, 2011.

Mr. Siping Fang and Mr. Binjie Fang are paid in their capacity as executive officers of the Company and they do not receive any additional compensation for their service as directors.

Changes in Director Compensation in Fiscal Year 2011

In April 2011, our Board of Directors unanimously approved to grant 25,000 shares of restricted stock to each of Mr. William Haus, Mr. Peter Li and Mr. Zengbiao Yu, independent directors of the Company (the “2011 Stock Grants”). The 2011 Stock Grants all vest immediately on May 1 2011.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of our Board of Directors has appointed Frazer Frost LLP (“Frazer Frost”) as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2011, and recommends that our stockholders vote to ratify such appointment.

In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of our independent registered public accounting firm will be reconsidered by our Board of Directors. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of Frazer Frost as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Representatives of Frazer Frost are expected to attend the annual meeting of stockholders in person or by telephone conference call, and each such representative will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

Your ratification of the appointment of Frazer Frost as our independent registered public accounting firm for the fiscal year ending December 31, 2011 does not preclude our Board of Directors from terminating its engagement of Frazer Frost and retaining a new independent registered public accounting firm, if it determines that such an action would be in our best interests.

Auditor Fees and Services

Audit Fees

Frazer Frost was paid aggregate fees of approximately $383,368 and $325,891 for the fiscal years ended December 31, 2010 and 2009, respectively, for professional services rendered for the audit of our annual financial statements.

Audit-Related Fees

We did not engage Frazer Frost to provide assurance or related services during the last two fiscal years.

Tax Fees

Frazer Frost was paid $10,000 for the fiscal year ended December 31, 2010 for professional services rendered for tax compliance and $7,000 was paid for the fiscal year ended December 31, 2009.

All Other Fees

Frazer Frost was paid no other fees for professional services during the fiscal years ended December 31, 2010 and 2009.

Pre-Approval Policies and Procedures

All auditing services, internal control-related services, and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent auditor must be approved by the Audit Committee in advance, except non-audit services (other than review and attestation services) if such services fall within exceptions established by the SEC. The Audit Committee will pre-approve any permissible non-audit services to be provided by the Company’s independent auditors on behalf of the Company that do not fall within any exception to the pre-approval requirements established by the SEC. The Audit Committee may delegate to one or more members the authority to pre-approve permissible non-audit services, but any such delegate or delegates must present their pre-approval decisions to the Audit Committee at its next meeting. All of our accountants’ services described above were pre-approved by the Audit Committee or by one or more members under the delegate authority described above.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal. For purposes of the ratification of our independent registered public accounting firm, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

The Board of Directors recommends a vote FOR ratification of the selection of Frazer Frost as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

PROPOSAL 3:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with recent legislation, the Company is providing stockholders with an advisory (non-binding) vote to approve compensation programs for our named executive officers (sometimes referred to as “say on pay”) as required by the Exchange Act. Accordingly, you may vote on the following resolution at the 2011 annual meeting: “Resolved, that the stockholders approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed under “Compensation Discussion and Analysis”, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”

This vote is nonbinding. The Board and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

As described in detail under “Compensation Discussion and Analysis”, our compensation programs are designed to motivate our executives to create a successful company. We believe that our compensation program rewards sustained performance that is aligned with long-term stockholder interests. Stockholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

The Board of Directors recommends a vote FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed under “Compensation Discussion and Analysis”, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

PROPOSAL 4:
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with recent legislation, in addition to providing stockholders with the opportunity to cast an advisory vote on executive compensation, the Company this year is providing stockholders with an advisory (non-binding) vote on how frequently the Company should seek an advisory vote on executive compensation as required by the Exchange Act. The stockholders may indicate whether they prefer that an advisory vote on the compensation of the named executive officers be held every one, two or three years.

The Board believes that a frequency of “every three years” for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote. Stockholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the Board. Please refer to “Stockholder Communications” in this Proxy Statement for information about communicating with the Board.

The proxy card provides stockholders with the opportunity to choose among four options (one year, two years, three years, or abstain) for the following resolution: “Resolved, that the option of once every one year, two years, or three years that receives the highest number of votes will be determined to be the stockholders’ preferred frequency with which the Company would hold a non-binding advisory stockholder vote to approve the compensation of the named executive officers, as disclosed in the Company’s proxy statements.”

This advisory vote on the frequency of the “say on pay” vote is nonbinding. The Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation but may decide that it is in the best interests of the stockholders and the Company to hold an advisory vote more or less frequently than the stockholders’ preferred frequency.

The Board of Directors unanimously recommends that you vote for the option of “3 years” for the frequency of future advisory votes on executive compensation.

OTHER INFORMATION

The Report of the Compensation Committee and the Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, they shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference.

GENERAL

At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

STOCKHOLDER COMMUNICATIONS

The Company has a process for stockholders who wish to communicate with the Board of Directors. Stockholders who wish to communicate with the Board may write to it at the Company’s address given above. These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of the Company at 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008, no later than March 14, 2012 or, if the date of the 2012 annual meeting has been changed by more than 30 days from the date of this year’s meeting, by no later than 30 days prior to the date of printing and mailing our material for the annual meeting. A proposal which is received after the applicable date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Rule 14a-4 under the Exchange Act governs the use by the Company of discretionary voting authority with respect to stockholder proposals submitted outside the process of Rule 14a-8. Rule 14a-4(c)(1) provides that, if the proponent of a stockholder proposal fails to notify the Company at least forty-five (45) days prior to the month and day of mailing the prior year’s proxy statement, the proxies of the Company’s management would be permitted to use their discretionary authority to vote on this proposal at the Company’s next annual meeting of stockholders. For purposes of the Company’s 2012 annual meeting, the deadline is March 14, 2012 or, if the date of the 2011 annual meeting has been changed by more than 30 days from the date of this year’s meeting, by no later than 30 days prior to the date of printing and mailing our material for the annual meeting. Notifications must be received by the applicable deadline by the Secretary of the Company at 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K with any amendments, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this Proxy Statement. A copy of our Annual Report on Form 10-K, with any amendments, is also made available on our website at www.cvalve.com after it is filed with the SEC.

June 1, 2011

By Order of the Board of Directors

/s/ Siping Fang
SIPING FANG
Chairman of the Board

CHINA VALVES TECHNOLOGY, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 12, 2011

________________________________

Annual Meeting Proxy Card
__________________________________

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of CHINA VALVES TECHNOLOGY, INC., a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated June 1, 2011, and hereby constitutes and appoints Mr. Jianbao Wang, the Company’s Chief Executive Officer, and Mr. Gang Wei, the Company’s Chief Financial Officer, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2011 Annual Meeting of Stockholders to be held on July 12, 2011, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

The Board of Directors recommends that you vote FOR the following:

1.	Elect as Directors the nominees listed below:

	[ ]	Siping Fang

	[ ]	Zengbiao Yu

	[ ]	Peter Li

	[ ]	William Haus

	[ ]	Binjie Fang

Withhold authority for the following:

[ ]	Siping Fang

[ ]	Zengbiao Yu

[ ]	Peter Li

[ ]	William Haus

[ ]	Binjie Fang

The Board of Directors recommends that you vote FOR the following:

2.	Approve the ratification of Frazer Frost as the Company’s independent registered public accounting firm for fiscal year 2011.

	FOR [ ]		AGAINST [ ]	ABSTAIN [ ]

The Board of Directors recommends that you vote FOR the following:

3.	Approve, on an advisory basis, the Company’s executive compensation for the fiscal year 2010.

	FOR [ ]		AGAINST [ ]	ABSTAIN [ ]

The Board of Directors recommends that you vote for a “3 Year” frequency:

4.	An advisory vote on the frequency of holding an advisory vote on executive compensation.

	1 Year [ ]	2 Years [ ]	3 Years [ ]	ABSTAIN [ ]

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL ONE, FOR PROPOSAL TWO, FOR PROPOSAL THREE, AND FOR “3 YEARS” WITH RESPECT TO PROPOSAL FOUR. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED June 1, 2011 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement dated June 1, 2011, and the 2010 Annual Report, and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

If you are voting by mail, please sign, date and mail this proxy immediately in the enclosed envelope. You are also permitted and encouraged to vote online by following the instructions on the Notice of Internet Availability of Proxy Materials that was separately mailed to you.

Name ______________________________

Name (if joint)

___________________________________

Date _______________________________, 2011

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a
corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope, if mailed in the United States.